Rule 497(e)
                                                             File Nos. 333-14449
                                                                   and 811-07599

                          Supplement dated June 2, 2005
                                       to
                       Prospectus dated November 30, 2004
                                       for
                    Domini Institutional Social Equity FundSM

Effective June 2, 2005, the information regarding investor eligibility and investment minimum requirements under the sections "More About the Fund -- Is the Fund an Appropriate Investment for Me?" on page 13 and "Shareholder Manual -- How to Open an Account" on page A-2 is amended as follows:

Accounts in the Domini Institutional Social Equity Fund may only be established by or for the benefit of investors that have been approved by the distributor, meet the minimum investment and other requirements described below, and fall within the following categories:

        o  Endowments
        o  Foundations
        o  Religious organizations
        o  Other nonprofit entities
        o  Individuals
        o  Retirement plan sponsors
        o  Certain corporate or similar institutions
        o  Omnibus accounts maintained by financial intermediaries

The minimum initial investment is generally $2,000,000 for an account, provided that defined contribution plan accounts must meet a minimum initial investment requirement of $10 million. Investors may meet the minimum initial investment amount by aggregating up to three separate accounts (other than retirement plan accounts) within the Fund. Defined contribution plan accounts meet eligibility levels at the sponsor level. Defined contribution plan accounts cannot be aggregated with defined contribution plans of unaffiliated sponsors to meet the $10 million minimum initial investment amount.

Accounts in the Fund will not be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder services or for which the Fund is required to pay any type of administrative payment per participant account.

The Fund may change any of the policies described above at any time.

                                                                    Rule 497 (e)
                                                              File Nos. 333-1449
                                                                   and 811-07599



                          Supplement dated June 2, 2005
                                       to
           Statement of Additional Information dated November 30, 2004 for
                    Domini Institutional Social Equity FundSM


Domini Institutional Social Equity Fund

Effective June 2, 2005, the information regarding investment minimum requirements under the Section "The Fund" on page 2 is amended as follows:

The minimum initial investment is generally $2,000,000 for an account, provided that defined contribution plan accounts must meet a minimum initial investment requirement of $10 million. Investors may meet the minimum initial investment amount by aggregating up to three separate accounts (other than retirement plan accounts) within the Fund. Defined contribution plan accounts meet eligibility levels as the sponsor level. Defined contribution plan accounts cannot be aggregated with defined contribution plans of unaffiliated sponsors to meet the $10 million minimum initial investment amount.